Red Robin Gourmet Burgers Investor Presentation Stephens Conference June 2016

2 Forward-looking statements in this presentation regarding our strategic initiatives, the state of the industry, future performance and planned near-term business drivers, revenues, operating weeks, EBITDA, capital investments, anticipated number and timing of new restaurant openings, the anticipated number and timing of restaurant remodels under the Brand Transformation Initiative, anticipated costs, statements under the heading “2016 Outlook” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of our business improvement initiatives and near-term sales drivers; ability to fulfill planned expansion and restaurant remodeling; the effectiveness of our marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; our ability to achieve anticipated revenue and cost savings from our new technology systems and tools in the restaurants and other initiatives; our ability to increase our to-go and other offerings; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period-to- period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com. Forward-Looking Statements

3 Recognized & Differentiated Burger Authority • 540 restaurants in 44 states and 2 Canadian provinces o 443 company-owned Red Robin casual dining restaurants and 11 Burger Works fast casual restaurants o 86 franchised Red Robin casual dining • Renowned for high-quality, innovative burger creations since 1969 o Three-tiered burger menu: Finest, Gourmet and Tavern – to appeal to broad guest base with multiple price points • Adult-friendly and family focused • Menu, culture and unique brand promise drive loyalty

4

Steady Historical Growth


Revenue and Adjusted EBITDA (millions)
1,400
1,300
1,200
1,100
1,000
900
800
160
140
120
100
80
60
40
20
0
ADJUSTED EBITDA
CAGR: 14.1%
Revenue
CAGR: 7.8%
2010
2011
2012
2013
2014
2015
Rev
EBITDA
Revenue
Adjusted EBITDA

Note: Adjusted EBITDA is a non-GAAP number. See reconciliation in appendix and available on our website at www.redrobin.com

5

Improving Cash Returns



Cash Returns on Invested Capital
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
12.1%
15.1%
17.0%
17.8%
18.7%
18.2%
2010
2011
2012
2013
2014
2015

Note: Cash Returns on Invested Capital calculated as Adjusted EBITDA (see reconciliation in appendix) less a tax rate of 27% divided by average Invested Capital (calculated as Total Assets less Current Liabilities and Deferred Rent)

6 First Quarter 2016 Results • Total revenue up 1.8% with comp revenue down 2.6% (constant currency) o Comp revenue underperformed peers by 70 bps; improved sequentially o Marketing did not break through the “sea of sameness” o Marketing changes planned for 2H ’16 • Restaurant-level margins 22.5% compared to 23.0% in PY • Adjusted EPS $1.27, up 15.5% from PY • Adjusted EBITDA $51.0M, up 8.5% from PY • Cash flow from Ops $147.4M TTM, up 19.3% from $123.5M Prior TTM • Debt to EBITDA of 1.7X* (as of April 17, 2016 QE) ????????????????????????????????????????????

7 State of the Industry • Health of middle income consumer in question • Traffic growth and positive comp sales in casual dining remains elusive • Intense competitive discounting • Modest commodity deflation being offset by increasing labor inflation • Improving demographics with growing household formation and families with children among millennials Strong Brand Value and Guest Engagement Key to Increasing Traffic The industry has now reported two consecutive months of negative year-over-year growth and the average rate for all months since the beginning of Q4 2015 is 0.0 percent, fueling concerns that 2016 may be another year of contraction for chain restaurants; year-to-date sales growth a disappointing -0.5 percent. -Restaurant Intelligence April 2016, Black Box Intelligence

8 Immediate Business Drivers to Take Market Share • Refresh strong everyday value proposition o Average guest check of $13.00 • Create urgency to visit with successful targeted offers o Differentiated from competition; leverage Red Robin Royalty • Build on strong guest engagement to increase frequency • Enhance service time reliability with proven technology tools • Implement new and more effective broadcast, digital and social media • Open new units to increase share, leverage investments and grow new markets Improving Near-Term Sales and Guest Traffic Momentum

9 Reinforce Compelling Value Issues • Speed-of-service compromised • Bottomless proposition not consistently delivered • Guests want more compelling offers/deals • Tavern value tier has lacked fresh news and variety • Heavy focus on Finest tier drove sense of high prices Initiatives in Test or Implementation • Kitchen Display System improving speed and productivity • New Tavern value-oriented menu items attracting new guests • Operational initiatives to ensure delivery of Bottomless and other brand promises supported by detailed tracking of Net Promoter Score and mystery shops

10 Broadening Guest Appeal and Frequency • Improve service time reliability o Guests want to control their experience o Rolling out kitchen display system: improves kitchen capacity and provides performance monitoring • Prepare for expansion of To-Go • Implement more effective marketing o Local and targeted media – Broadcast & Digital o New agency and creative campaign o Support value messaging

11 Highlight: Hispanic Initiatives • Fastest-growing segment of population with strong family ties and brand affiliation – untapped opportunity for Red Robin • High percentage of younger demographic • Core products and brand equities align with Hispanic guest base o Kids/families, large party sizes and product taste • Ramping up engagement with Hispanic guests o Focus groups and successful three-market media test complete o Spanish-language: menus and promotional materials, local media, Red Robin Royalty™ targeted offers and social listening

12 2016 Outlook • Total Revenue Growth around 8.0% o Improving traffic trends, average check and comp revenue during year with positive comp revenue by Q4 o 5%+ additional operating weeks from 2016 new unit openings and 3% from franchisee acquisition • Adjusted EBITDA expected between $150 and $155M • Capital investments around $190M o $80M for 25 new units and 2 relocations o $40M for franchisee acquisition and $33M to complete BTI remodel program (75 units) o $20M for technology and $17M of maintenance

13 New Unit Economics • Opening 25 new Red Robin restaurants in 2016 • Unit Economics: o $2.2M - $2.5M build costs o $2.7M - $3.3M average volumes o 22% operating margins o Cash-on-cash of 25% - 30% and upper-teen IRRs • Growth strategy includes balance of new and existing markets • Burger Works fast casual concept being developed to serve different occasions, three opening in 2016 • Pace of growth subject to economic environment, consistently generating returns and alternative uses of capital

14 NEAR-TERM DRIVERS TO ACHIEVE LONG-TERM GOAL OF DOUBLING EBITDA OVER 5 YEARS • New Menu News Centered on Value and Innovation • Seating Utilization and Table Turns • 12+12 Brews Initiative • New promotions including Red Robin Royalty and Happy Hour news • To-Go • Hispanic Marketing • Change of Creative and Media Optimization • Store-level Technology including Kitchen Display System • New Restaurant Openings with Superior Returns • Stock Buy-Backs • Improved Margins at Recent Franchise Acquisition • Cost-reduction Initiatives including Service Procurement • Leverage Favorable Commodities • Supply Chain Management System • G&A Leverage Organic Revenue Expense Capital Deployment Project RED?

15

Growing Free Cash Flow



Cash Flow and Investments (M)
250
200
150
100
50
0
2012
2013
2014
2015
2016e
2017e
2018e
2019e
2020e
Maint & IT
New Units
BTI Remodels
Operating Cash Flow

- 2016 investments comprised of remodels ($33M); new units and relos ($80M); maintenance ($17M); technology ($20M)
- Future restaurant openings and investments dependent on market circumstances
- Allocation of future cash flow based on highest returns to shareholders

2016 Investments represents Outlook per Q1 2016 earnings call
Note: Chart excludes franchisee acquisitions; 2017e to 2020e are illustrative

16 Serving Great Burgers and Delivering Results • Five-year track record of increasing guest engagement and returns • Sales drivers in the pipeline • RED2 – Double EBITDA over 5 years o New unit growth o Same store sales o EBITDA Margin +200 bps • Robust multi-year plan mapped out with significant opportunities • Significant free cash flow generation 2017 and beyond • Experienced organization that can continue to deliver results

17 APPENDIX

18 EBITDA and Adjusted EBITDA Reconciliation to Net Income ?? 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income as reported $11,944 $9,470 $ 7,208 $3,939 $16,565 $11,166 $8,282 $11,691 $14,225 Adjustments to net income: Income tax expense 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 Interest expense, net 689 619 927 720 1,088 805 777 959 1,655 Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 Non-cash stock-based compensation 1,009 1,021 1,178 959 1,446 1,403 1,194 681 2,090 EBITDA $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 $31,196 $34,401 $46,233 Litigation reserves - - - - - - - - 3,900 Impairment and closure charges - - - 8,833 - - - 581 825 Change in estimate for gift card breakage - - - - (1,369) - - - - Executive transition costs - 544 - - - - - - - Adjusted EBITDA $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 $31,196 $34,982 $50,958 ($ in thousands)

19 Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share ?? 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income as reported $11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 $ 8,282 $ 11,691 $14,225 Adjustments to net income: Litigation reserves - - - - - - - - 3,900 Impairment and closure charges - - - 8,833 - - 581 825 Change in estimate for gift card breakage - - - - (1,369) - - - - Executive transition & severance - 544 - - - - - - - Income tax expense of adjustments - (183) - (3,379) 439 - - (227) (1,356) Adjusted net income $ 11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 $ 11,166 $ 8,282 $ 12,045 $ 17,594 Diluted net income per share: Net income as reported $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 Adjustments to net income: Litigation reserves - - - - - - - - 0.28 Impairment and closure charges - - - 0.62 - - - 0.04 0.06 Change in estimate for gift card breakage - - - - (0.09) - - - - Executive transition & severance - 0.04 - - - - - - - Income tax expense of adjustments - (0.01) - (0.24) 0.03 - - (0.02) (0.10) Adjusted EPS – diluted $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 ($ in thousands, except per share data)